Exhibit 10.9

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of December 29, 2023, by and among (i) Pinstripes Holdings, Inc. (formerly known as Banyan Acquisition Corporation), a Delaware corporation (“Pubco”), (ii) Banyan Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”), (iii) each of the Original Pinstripes Affiliates (as defined below), (iv) each of the other Persons listed on the Schedule of Investors attached hereto as of the date hereof, and (v) each of the other Persons set forth from time to time on the Schedule of Investors who, at any time, own securities of Pubco and enter into a joinder to this Agreement agreeing to be bound by the terms hereof (each Person identified in the foregoing (ii) through (iv), an “Investor” and, collectively, the “Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 12 hereof.

WHEREAS, Pubco and certain of the Investors (the “Original Holders”) are parties to that certain Registration Rights Agreement, dated as of January 19, 2022 (the “Prior Agreement”);

WHEREAS, Pubco and Pinstripes, Inc., a Delaware corporation (the “Company”) have entered into a Business Combination Agreement, dated as of June 22, 2023 (as amended and restated on September 26, 2023 and November 22, 2023, the “Business Combination Agreement)” capitalized terms used but not defined herein have the meanings ascribed thereto therein), pursuant to which, and subject to the terms and conditions thereof, Pubco has agreed to acquire all of the issued and outstanding equity interests of the Company (the “Business Combination”);

WHEREAS, upon the Closing, the Original Holders will hold shares of Common Stock issued upon conversion of SPAC Class A Shares and SPAC Class B Shares;

WHEREAS, upon the Closing, Pubco will issue shares of Class A Common Stock to the parties listed on the Schedule of Investors as a “Non-Redemption Party”, each of whom has signed a joinder to this Agreement;

WHEREAS, the Sponsor and certain other Investors hold warrants of Pubco originally issued in a private placement, exercisable for shares of Class A Common Stock (the “Private Placement Warrants”),

WHEREAS, upon the Closing, pursuant to the Business Combination Agreement, Pubco will have issued Class A Common Stock to the Key Individual and other stockholders of the Company that were Affiliates of the Company prior to the Closing or that become Affiliates of Pubco upon (or immediately following) the Closing (the “Original Pinstripes Affiliates”);

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety on the terms and conditions included herein and to include the other Investors identified herein as parties to this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.            Resale Shelf Registration Rights.

(a)            Registration Statement Covering Resale of Registrable Securities. Pubco shall use its reasonable best efforts to prepare and file or cause to be prepared and filed with the Commission, no later than forty-five (45) days following the consummation of the Business Combination (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investors of all of the Registrable Securities held by the Investors (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-1; provided, that Pubco shall file, within thirty (30) days of such time as Form S-3 (“Form S-3”) is available for the Resale Shelf Registration Statement, a post-effective amendment to the Resale Shelf Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering the Registrable Securities for resale in accordance with the immediately preceding sentence on Form S-3 (provided that Pubco shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the Commission). Pubco shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as reasonably possible after filing, but in no event later than the earlier of (i) sixty (60) days following the Filing Deadline and (ii) five (5) Business Days after the Commission notifies Pubco that it will not review the Resale Shelf Registration Statement, if applicable (the “Effectiveness Deadline”); provided, that, if the Registration Statement filed pursuant to this Section 1(a) is reviewed by, and Pubco receives comments from, the Commission with respect to such Registration Statement, the Effectiveness Deadline shall be extended to one hundred twenty (120) days following the Filing Deadline. Without limiting the foregoing, as soon as reasonably practicable, but in no event later than five (5) Business Days, following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such Registration Statement or any amendment thereto will not be subject to review, Pubco shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the Commission) to a time and date not later than two (2) Business days after the submission of such request. The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Investor to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and Pubco shall file with the Commission the final form of such Prospectus pursuant to Rule 424 (or successor thereto) under the Securities Act no later than the second (2nd) Business Day after the Resale Shelf Registration Statement becomes effective. The Resale Shelf Registration Statement shall provide that the Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Investors.

(b)            Notwithstanding the registration obligations set forth in this Section 1, in the event that, despite Pubco’s efforts to include all of the Registrable Securities in any Registration Statement filed pursuant to Section 1(a), the Commission informs Pubco (the “Commission’s Notice”) that all of the Registrable Securities cannot, as a result of the application of Rule 415 or otherwise, be registered for resale as a secondary offering on a single Registration Statement, Pubco agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and (ii) as soon as reasonably practicable but in no event later than the New Registration Statement Filing Deadline, file an additional Registration Statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to Pubco for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, Pubco shall be obligated to use its commercially reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. The Investors shall have the right to participate or have their respective legal counsel participate in any meetings or discussions with the Commission regarding the Commission’s position and to comment or have their respective counsel comment on any written submission made to the Commission with respect thereto. No such written submission shall be made to the Commission to which any Investor’s counsel reasonably objects. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, unless otherwise directed by the Commission or in writing by a holder as to its Registrable Securities directing the inclusion of less than such holder’s pro rata amount, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Investors. In the event Pubco amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, Pubco will use its commercially reasonable best efforts to file with the Commission, as promptly as allowed by SEC Guidance provided to Pubco or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

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(c)            No Investor shall be named as an “underwriter” in any Registration Statement filed pursuant to this Section 1 without the Investor’s prior written consent; provided that if the Commission requests that an Investor be identified as a statutory underwriter in the Registration Statement, then such Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco, in which case Pubco’s obligation to register such Investor’s Registered Securities shall be deemed satisfied, or (ii) be included as such in the Registration Statement and identified as a statutory underwriter. In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Section 1 is insufficient to cover all of the Registrable Securities (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities and, in the case of Registrable Securities issuable upon the exercise of warrants, assuming the exercise of such warrants for cash), Pubco shall amend such Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities and, in the case of Registrable Securities issuable upon the exercise of warrants, assuming the exercise of such warrants for cash) as of the Registration Trigger Date as soon as reasonably practicable, but in any event within fifteen (15) days after the Registration Trigger Date. Pubco shall use its commercially reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof, but in any event Pubco shall cause such amendment and/or new Registration Statement to become effective within sixty (60) days of the Registration Trigger Date (or one hundred twenty (120) days if the applicable Registration Statement or amendment is reviewed by, and comments are thereto provided from, the Commission) or as promptly as practicable in the event Pubco is required to increase its authorized shares. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

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2.            Shelf Takedowns.

(a)            Shelf Takedowns. At any time when the Resale Shelf Registration Statement for the sale or distribution by holders of Registrable Securities on a delayed or continuous basis pursuant to Rule 415, including by way of an underwritten offering, block sale or other distribution plan (each, a “Resale Shelf Registration”), is effective and its use has not been otherwise suspended by Pubco in accordance with the terms of Section 6 below, upon a written demand (a “Takedown Demand”) by one or more Investors that is a Shelf Participant holding Registrable Securities at such time (the “Initiating Holders”), Pubco will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of such Resale Shelf Registration Statement (a “take down offering”) and Pubco shall pay all Registration Expenses in connection therewith; provided that Pubco will provide (x) in connection with any non-marketed underwritten takedown offering (other than a Block Trade), at least two (2) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holders) that is a Shelf Participant, (y) in connection with any Block Trade, notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holders) that is a Shelf Participant no later than noon Eastern time on the Business Day prior to the requested Takedown Demand and (z) in connection with any marketed underwritten takedown offering, at least five (5) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holders) that is a Shelf Participant. In connection with any underwritten takedown offering, if any Shelf Participants entitled to receive a notice pursuant to the preceding sentence request inclusion of their Registrable Securities (by notice to Pubco, which notice must be received by Pubco no later than (x) in the case of a non-marketed underwritten takedown offering (other than a Block Trade), the Business Day following the date notice is given to such participant, (y) in the case of a Block Trade, by 10:00 p.m. Eastern time on the date notice is given to such participant and (z) in the case of a marketed underwritten takedown offering, three (3) Business Days following the date notice is given to such participant), the Initiating Holders and the other Shelf Participants that request inclusion of their Registrable Securities shall be entitled to sell their Registrable Securities in such offering. Notwithstanding the foregoing, Pubco shall have no obligation to facilitate, or otherwise in respect of, any takedown offering (i) unless the aggregate market value of the Registrable Securities requested to be included in such takedown offering by the Initiating Holders is at least $35,000,000 in the case of a takedown offering that is a marketed underwritten offering or at least $20,000,000 in the case of a takedown offering that is not an marketed underwritten offering, (ii) during the pendency of, or within one hundred eighty (180) days after, any other takedown offering that has been completed, or (iii) unless the takedown offering is initiated prior to the fifth anniversary of the consummation of the Business Combination. Each holder of Registrable Securities that is a Shelf Participant agrees that such holder shall treat as confidential the receipt of the notice of a Takedown Demand and shall not disclose or use the information contained in such notice without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(b)            Priority on Takedown Offerings. If a takedown offering is an underwritten offering and the managing underwriters advise Pubco in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities included in such underwritten offering, Pubco shall include in such offering, prior to the inclusion of any securities which are not Registrable Securities, the Registrable Securities requested to be included in such registration (pro rata among the holders of such Registrable Securities requested to be included in such offering on the basis of the number of Registrable Securities so requested to be included).

(c)            Selection of Underwriters. If any takedown offering is an underwritten offering, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer such takedown offering; provided that such selection shall be subject to the written consent of Pubco, which consent will not be unreasonably withheld. In each case, the Applicable Approving Party shall have the right to approve the underwriting arrangements with such investment banker(s) and manager(s) on behalf of all holders of Registrable Securities participating in such offering. All Investors proposing to distribute their securities through such underwriting shall (together with Pubco) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(d)            Other Registration Rights. Pubco represents and warrants that, as of the date of this Agreement, no person or entity, other than (i) the Investors, (ii) stockholders that have registration rights in connection with the Series I Convertible Preferred Stock financing of the Company, (iii) as provided in the warrants of PubCo issued in connection with the loan agreement being entered into in connection with the closing of the Business Combination, and (iv) as provided in the Warrant Agreement, dated as of January 19, 2022, between Pubco and Continental Stock Transfer & Trust Company, has any right to require Pubco to register any securities of Pubco for sale or to include such securities of Pubco in any Registration Statement filed by Pubco for the sale of securities for its own account or for the account of any other person or entity. Further, Pubco represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions, including the Original Agreement, and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

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(e)            Revocation of Takedown Notice. At any time prior to the filing of the Prospectus relating to the “pricing” of any offering relating to a Takedown Demand, the holders of Registrable Securities that requested such takedown offering may revoke such request for a takedown offering on behalf of all holders of Registrable Securities participating in such takedown offering, and any holder that requested inclusion in such takedown offering may withdraw from such takedown offering, in each case without liability to such holders of Registrable Securities, in each case by providing written notice to Pubco.

3.            Piggyback Registrations.

(a)            Right to Piggyback. Whenever Pubco proposes to register under the Securities Act an offering of any of its securities on behalf of any holders thereof (other than (i) pursuant to the Resale Shelf Registration Statement, (ii) pursuant to a Takedown Demand (which, for the avoidance of doubt, is addressed in and subject to the rights set forth in, Section 2 hereof), (iii) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (iv) pursuant to a registration relating solely to employment benefit plans, or (v) in connection with a registration the primary purpose of which is to register non-convertible debt securities) and the registration form to be used may be used for the offering of Registrable Securities (a “Piggyback Registration”), Pubco shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 3(c) and 3(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which Pubco has received written requests for inclusion therein within ten (10) Business Days after the delivery of Pubco’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable Registration Statement becoming effective (or, if a such offering is pursuant to an already-effective Registration Statement, prior to the filing of the Prospectus relating to the “pricing” of such offering).

(b)            Piggyback Expenses. The Registration Expenses of the participating holders of Registrable Securities shall be paid by Pubco in all Piggyback Registrations, whether or not any such offering is completed.

(c)            Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of Pubco, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities Pubco proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities requested to be included in such offering on the basis of the number of Registrable Securities so requested to be included), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

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(d)            Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Pubco’s securities other than holders of Registrable Securities, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities being registered by Pubco on behalf of holders of securities other than Registrable Securities, (ii) second, the Registrable Securities requested to be included in such registration by the Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities requested to be included in such offering on the basis of the number of Registrable Securities so requested to be included), and (iii) third, other securities requested to be included in such registration, including by Pubco, which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e)            Right to Terminate Registration. Pubco shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by Pubco in accordance with Section 8.

4.            Agreements of Certain Holders.

(a)            If required by the managing underwriter(s), in connection with any underwritten Public Offering on or after the date hereof, any Investor that beneficially owns 1% or more of the outstanding Common Stock on the date of such underwritten Public Offering shall enter into customary lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by such managing underwriter(s) and for a period of not more than ninety (90) days following the pricing of such underwritten Public Offering. In no event shall any Investor holding Registrable Securities that is not a director or executive officer of Pubco on the date of such underwritten Public Offering be required to enter into any such lock-up agreement (i) that contains less favorable terms than the terms offered to any other Investor, (ii) after the first anniversary of the Closing Date if it owns less than 5% of the outstanding Common Stock on the date of such underwritten Public Offering (except to the extent that such Investor has requested its Registrable Securities be included in such underwritten registration), or (iii) unless each director and executive officer of Pubco also enters into a lock-up agreement with the same terms.

(b)            The holders of Registrable Securities shall use commercially reasonable efforts to provide such information as may reasonably be requested by Pubco, or the managing underwriter, if any, in connection with the preparation of any Registration Statement in which the Registrable Securities of such holder are to be included, including amendments and supplements thereto, in order to effect the Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act. Notwithstanding anything else in this Agreement, Pubco shall not be obligated to include such holder’s Registrable Securities to the extent Pubco has not received such information, and received any other reasonably requested selling stockholder questionnaires, on or prior to the later of (i) the fifth (5th) Business Day following the date on which such information is requested from such holder and (ii) the third (3rd) Business Day prior to the first anticipated filing date of a Registration Statement pursuant to this Agreement.

5.            Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a takedown offering, Pubco shall use its commercially reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Pubco shall as expeditiously as reasonably possible:

(a)            prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a Registration Statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such Registration Statement to become effective (provided that at least two (2) Business Days before filing a Registration Statement or prospectus or any amendments or supplements thereto, Pubco shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel, and no such document shall be filed with the Commission to which the Key Individual or the Sponsor or their respective counsel reasonably objects);

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(b)            notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (B) the receipt by Pubco or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each Registration Statement filed hereunder;

(c)            prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement and the prospectus used in connection therewith current, effective and available for the resale of all of the Registrable Securities required to be covered thereby for a period ending when all of the Registrable Securities covered by such Registration Statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such Registration Statement or no longer constitute Registrable Securities (or, if such Registration Statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act applicable to Pubco with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(d)            furnish to each seller of Registrable Securities thereunder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)            during any period in which a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;

(f)            use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Pubco shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

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(g)            promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a Registration Statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) of any request by the Commission for the amendment or supplementing of such Registration Statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, Pubco promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h)            cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Pubco are then listed;

(i)             provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(j)            enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, in the case of a marketed underwritten Public Offering involving gross proceeds in excess of $35,000,000, participating in such number of “road shows”, investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(k)            make available for inspection by any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate and business documents and properties of Pubco as shall be reasonably requested to enable them to exercise their due diligence responsibility, and cause Pubco’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that any such underwriter enters into a confidentiality agreement, in form and substance reasonably satisfactory to Pubco, prior to the release or disclosure of any such information;

(l)            in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, use its commercially reasonable best efforts to promptly obtain the withdrawal of such order;

(m)            if the case of an underwritten Public Offering, use its reasonable best efforts to obtain a cold comfort letter from Pubco’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request; and

(n)            in the case of an underwritten Public Offering, use its reasonable best efforts, to provide a legal opinion and negative assurance letter of Pubco’s outside counsel, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions and negative assurance letters of such nature, which legal opinion and negative assurance letter shall be addressed to the underwriters.

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6.            Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

(a)            Upon receipt of written notice from Pubco that a Registration Statement or Prospectus contains a Misstatement, each of the Investors shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Pubco hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by Pubco that the use of the Prospectus may be resumed.

(b)            Subject to Section 6(d), if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require Pubco to make an Adverse Disclosure or (b) require the inclusion in such Registration Statement of financial statements that are unavailable to Pubco for reasons reasonably beyond Pubco’s control, initial effectiveness or continued use at such time, Pubco may, upon giving prompt written notice of such action to the Investors, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Board to be necessary for such purpose. In the event Pubco exercises its rights under this Section 6(b), the Investors agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Investor receives written notice from Pubco that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

(c)            Subject to Section 6(d), (i) during the period starting with the date thirty (30) days prior to Pubco’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a Pubco-initiated Registration and provided that Pubco continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (ii) if, pursuant to Section 2(a), Investors have requested a takedown offering and Pubco and the Investors are unable to obtain the commitment of underwriters to firmly underwrite such offering, Pubco may, upon giving prompt written notice of such action to the Investors, delay any other registered offering pursuant to Section 2(a).

(d)            The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 6(b) shall be exercised by Pubco, in the aggregate, on not more than two occasions or for more than ninety (90) consecutive calendar days or more than one hundred and twenty (120) total calendar days in each case, during any twelve (12)-month period.

(e)            Notwithstanding anything herein to the contrary, (i) BTIG, LLC (“BTIG”) and I-Bankers Securities, Inc. (“I-Bankers”, together with BTIG, the “Investment Banks”) may not exercise their rights under Sections 2 and 3 hereunder after five (5) and seven (7) years, respectively, after the effective date of the registration statement relating to Pubco’s initial public offering and (ii) the Investment Banks may not exercise their rights under Section 2 more than one time.

7.            Termination of Rights. Notwithstanding anything contained herein to the contrary, the right of any Investor to request, or include Registrable Securities in any, Registration or any takedown offering or other Public Offering hereunder shall terminate on the earlier of (i) such date that such Investor no longer holds Registrable Securities and (ii) the tenth (10th) anniversary of the Closing Date.

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8.            Registration Expenses.

(a)            All expenses incident to Pubco’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Pubco and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by Pubco (all such expenses being herein called “Registration Expenses”), shall be borne by Pubco as provided in this Agreement and, for the avoidance of doubt, Pubco also shall pay all of its internal expenses, the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Pubco are then listed. Pubco shall also pay all reasonable fees and expenses up to an aggregate amount of $50,000 per offering of one (1) legal counsel selected by the Applicable Approving Party in connection with an offering pursuant to Section 2(a). Each Person that sells securities hereunder shall bear and pay all underwriting discounts and commissions, brokerage fees and transfer taxes applicable to the securities sold for such Person’s account and all reasonable fees and expenses of any legal counsel representing any such Person, other than as set forth in the preceding sentence.

9.            Indemnification.

(a)            Pubco agrees to (i) indemnify, defend and hold harmless, to the fullest extent permitted by law, each Investor, each Person who controls such Investor (within the meaning of the Securities Act or the Exchange Act) each Investor’s and control Person’s respective officers, directors, members, partners, managers, agents, affiliates and employees from and against all losses, claims, actions, damages, liabilities and expenses (“Losses”) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in light of the circumstances under which the statements therein were made), and (ii) pay to each Investor and their respective officers, directors, members, partners, managers, agents, affiliates and employees and each Person who controls such Investor (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except in each case of (i) or (ii) insofar as the same are caused by or contained in any information furnished in writing to Pubco or any managing underwriter by or on behalf of such Investor expressly for use therein; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Pubco (which consent shall not be unreasonably withheld), or to the extent that such Loss results from an Investor’s initiation of a transaction pursuant to a Registration Statement during a suspension noticed to such Investor by Pubco in accordance with Section 6 hereof. In connection with an underwritten offering, Pubco shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)            In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder shall furnish to Pubco in writing such information relating to such holder as Pubco reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify Pubco, its officers, directors, employees, agents and representatives and each Person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained in any information so furnished in writing by or on behalf of such holder or to the extent that such Loss results from an Investor’s initiation of a transaction pursuant to a Registration Statement during a suspension noticed to such Investor by Pubco in accordance with Section 6 hereof; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

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(c)            Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party in defending such claim) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel for each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. Notwithstanding anything to the contrary contained herein, Pubco shall not, without the prior written consent of the Person entitled to indemnification, consent to entry of any judgment or enter into any settlement or other compromise with respect to any claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified Persons of a full release from all liability with respect to such claim or which includes any admission as to fault or culpability or failure to act on the part of any indemnified Person.

(d)            Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 9(a) or 9(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by or on behalf of such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 9(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 9(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration (less the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 9(b) or otherwise) as a result of any untrue statements, alleged untrue statements, omissions or alleged omissions in connection with such registration).

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(e)            The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

10.            Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to Pubco or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such Person’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to Pubco or the underwriters with respect thereto that are materially more burdensome than those provided in Section 9. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by Pubco and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4, Section 5 and this Section 10 or that are necessary to give further effect thereto, and Pubco shall execute and deliver such other agreements as may be reasonably requested by the lead managing underwriter(s) (if applicable) in order to effect any registration required hereunder. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4, Section 9 and this Section 10, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, Pubco and the underwriters created pursuant to this Section 10.

11.            Other Agreements.

(a)            For so long as any Investor holds Registrable Securities that may be sold pursuant to Rule 144 only if Pubco is in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), Pubco will use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 and, in furtherance thereof, (i) remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and (ii) timely file all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable (provided, that the failure to file Current Reports on Form 8-K, other than the Closing 8-K (as defined in the Business Combination Agreement), shall not be deemed to violate this Section 11(a) to the extent that Rule 144 remains available for the resale of Registrable Securities). Upon reasonable prior written request, Pubco shall deliver to the Investors a customary written statement as to whether it has complied with such requirements.

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(b)            The book entries representing the Registrable Securities held by each Investor shall not contain or be subject to any legend restricting the transfer thereof (and the Registrable Securities shall not be subject to any stop transfer or similar instructions or notations): (i) if such Investor provides customary certifications to the effect that it has sold such Registrable Securities shares pursuant to a Registration Statement that is effective and available for the resale thereof, (ii) if at any time on or after the date that is one year after the Form 10 Disclosure Filing Date such Investor provides customary certifications (including, as applicable, of such Investor’s broker) to the effect that it has sold such Registrable Securities shares pursuant to Rule 144, or (iii) if at any time on or after the date that is one year after the Form 10 Disclosure Filing Date such Registrable Securities are eligible for sale under Rule 144(b)(1) as set forth in customary non-affiliate certifications provided by such Investor.

12.            Definitions.

(a)            “Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the board of directors of Pubco, after consultation with counsel to Pubco, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) Pubco has a bona fide business purpose for not making such information public.

(b)            “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise.

(c)            “Applicable Approving Party” means the holders of a majority of the Registrable Securities participating in the applicable offering.

(d)            “Block Trade” means any non-marketed underwritten takedown offering taking the form of a bought deal or block sale to a financial institution.

(e)            “Business Day” means any day that is not a Saturday or Sunday or a legal holiday in the state in which Pubco’s principal executive office is located or in New York, New York.

(f)            “Class A Common Stock” means the Class A common stock of Pubco, par value $0.0001 per share.

(g)            “Class B Common Stock” means the Series B-1 common stock, Series B-2 common stock and Series B-3 common stock of Pubco, each par value $0.0001 per share.

(h)            “Commission” means the U.S. Securities and Exchange Commission.

(i)             “Common Stock” means the Class A Common Stock and Class B Common Stock.

(j)             “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(k)            “Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(l)             “Form 10 Disclosure Filing Date” means the date on which Pubco shall file with the Commission a Current Report on Form 8-K that includes current “Form 10 information” (within the meaning of Rule 144) reflecting Pubco’s status as an entity that is no longer an issuer described in paragraph (i)(1)(i) of Rule 144.

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(m)           “Key Individual” means Dale Schwartz.

(n)            “Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

(o)            “New Registration Statement Filing Deadline” means, with respect to any New Registration Statement that may be required pursuant to Section 1(b), (i) the thirtieth (30th) day following the first date on which such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required to be filed because the Commission shall have informed Pubco that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement, or (B) if such New Registration Statement is required for a reason other than as described in clause (i) of this definition, the thirtieth (30th) day following the date on which Pubco first knows that such New Registration Statement is required.

(p)            “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other legal entity or business organization and a governmental entity or any department, agency or political subdivision thereof.

(q)            “Prospectus” means (i) the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus and (ii) any Free- Writing Prospectus (within the meaning of Rule 405 under the Securities Act) relating to any offering of Registrable Securities pursuant to a Registration Statement.

(r)            “Public Offering” means any sale or distribution by Pubco and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.

(s)            “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(t)            “Registrable Securities” means (i) any shares of Class A Common Stock (including any shares of Class A Common Stock issuable upon the conversion of Class B Common Stock or issuable upon exercise of any stock options or warrants or in respect of any other equity awards) held by any of the Investors (ii) any Private Placement Warrants (and any shares of Class A Common Stock issuable upon exercise of the Private Placement Warrants) held by any of the Investors, (iii) any shares of Class A Common Stock issued or issuable upon the exercise, conversion or exchange of, or pursuant to anti-dilution provisions applicable to, securities hereafter issued in exchange or substitution for, or otherwise with respect to, securities referred to in clauses (i) through (ii) by way of reclassification, exchange or otherwise, and (iv) any Class A Common Stock issued or issuable with respect to the securities referred to in the preceding clauses (i) through (iii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) they have been sold or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144, (y) when such securities have been repurchased by Pubco or any of its subsidiaries or (z) when such securities have ceased to be outstanding). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person holds such Registrable Securities of record or in “street name” or has the right to acquire directly or indirectly such Registrable Securities (upon conversion, exercise or vesting or in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right and, in the case of Registrable Securities issuable upon exercise of options or warrants, assuming the exercise thereof for cash), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Class A Common Stock or Private Placement Warrants be registered pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, the holders of Private Placements Warrants, in their capacity as such, shall have no rights under Sections 2 or 3 in respect of such Private Placement Warrants; provided, for the avoidance of doubt, that the foregoing shall not limit or otherwise affect the rights of such holders in respect of the shares of Class A Common Stock for which such Private Placement Warrants are exercisable.

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(u)            “Registration Statement” means any registration statement filed by Pubco with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of securities of Pubco, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

(v)            “Rule 144”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(w)            “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(x)            “Shelf Participant” means any holder of Registrable Securities listed as a selling securityholder in the Resale Shelf Registration Statement or any Shelf Registration or any such holder that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post-effective amendment thereto or added by means of an automatic post-effective amendment thereto.

(y)            “Shelf Registration” means a registration statement under the Securities Act on Form S-3 pursuant to Rule 415.

13.            Miscellaneous.

(a)            No Inconsistent Agreements. Pubco shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Investors in this Agreement.

(b)            Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof, and amends and restates the Prior Agreement its entirety.

(c)            Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

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(d)            Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of Pubco and the holders of a majority of the Registrable Securities then outstanding; provided, (i) that such majority shall include the Key Individual and the Sponsor, in each case, so long as such Investor holds (including, for the avoidance of doubt, shares of Common Stock underlying any Private Placement Warrants held by such Investor) at least 2% of the outstanding Common Stock on the date of such amendment or waiver, (ii) that such majority shall include BTIG if such amendment or modification materially and adversely affects the rights of BTIG hereunder and (iii) that no amendment may materially and disproportionately adversely affect the rights of any holder of Registrable Securities compared to other holders of Registrable Securities without the consent of such adversely affected holder. Any amendment or waiver effected in accordance with this Section 13(d) shall be binding upon each Investor and Pubco. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e)            Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities and any subsequent holder of securities that are convertible into, or exercisable or exchangeable for, Registrable Securities. Pubco shall not assign its obligations hereunder without the prior written consent of the holders of a majority of the Registrable Securities then outstanding.

(f)            Transfer of Rights. An Investor may transfer or assign, in whole or from time to time in part, its rights and obligations under this Agreement in respect of any Registrable Securities to any transferee of such Registrable Securities, provided that such securities remain Registrable Securities after such transfer. Such rights will be transferred to such transferee effective only upon receipt by Pubco of (A) written notice from such Investor stating the name and address of the transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred), and (B) except in the case of a transfer to an existing Investor, a written agreement from such transferee to be bound by the terms of this Agreement. A transferee of Registrable Securities that satisfies the conditions set forth in this Section 13(f) shall henceforth be an “Investor” for purposes of this Agreement. In the event a holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such holder, Pubco shall use its commercially reasonable best efforts to amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Resale Shelf Registration Statement; provided that in no event shall Pubco be required to file a post-effective amendment to the Resale Shelf Registration Statement unless Pubco receives a written request from the subsequent transferee, requesting that its shares of Common Stock be included in the Resale Shelf Registration Statement, with all information reasonably requested by Pubco. Notwithstanding the foregoing, upon a full distribution-in-kind by the Sponsor to its members, the rights of the Sponsor hereunder may be exercised in full by the recipients of such distribution holding a majority-in-interest of the Registrable Securities so distributed.

(g)            Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

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(h)            Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of facsimile, electronic mail, portable data format (PDF) or other electronic signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(i)             Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless the context otherwise required: (i) the use of the word “including” herein shall mean “including without limitation,” (ii) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, and (iii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter.

(j)             Governing Law; Jurisdiction. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Delaware Chancery Court, or if such court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(k)            Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by or email or by registered or certified mail (postage prepaid, return receipt requested) to each Investor at the address indicated on the Schedule of Investors attached hereto and to Pubco at the address indicated below (or at such other address as shall be specified in a notice given in accordance with this Section 13(l)):

Pinstripes Holdings, Inc.

1150 Willow Road

Northbrook, IL 60062

Email: dale@pinstripes.com

Attention: Dale Schwartz

with a copy to:

Katten Muchin Rosenman LLP

525 W. Monroe St.

Chicago, IL 60661

Attention: Mark Wood; Elizabeth McNichol

Email:mark.wood@katten.com;

elizabeth.mcnichol@katten.com

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(l)            Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

(m)           No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

* * * * *

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

PINSTRIPES HOLDINGS, INC.

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	CEO

INVESTORS:

BANYAN ACQUISITION SPONSOR LLC

By:	/s/ Jerry Hyman
Name:	Jerry Hyman
Title:	Authorized Signatory

/s/ Keith Jaffee
Keith Jaffee
/s/ Jerry Hyman
Jerry Hyman
/s/ Bruce Lubin
Bruce Lubin
/s/ Kimberley Gill Rimsza
Kimberley Gill Rimsza
/s/ Otis Carter Otis Carter
/s/ George Courtot
George Courtot
Brett Biggs
Brett Biggs /s/ Matt Jaffee
Matt Jaffee /s/ Peter Cameron
Peter Cameron

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/s/ Dale Schwartz
Dale Schwartz
/s/ Dan Goldberg
Dan Goldberg
/s/ Jack Greenberg
Jack Greenberg
/s/ Larry Kadis
Larry Kadis
/s/ Diane Aigotti Diane Aigotti
/s/ George Koutsogiorgas
George Koutsogiorgas

/s/ Anthony Querciagrossa
Anthony Querciagrossa

BTIG, LLC

By:	/s/ Paul Wood
Name:	Paul Wood
Title:	Managing Director

I-BANKERS SECURITIES, INC.

By:	/s/ Shelley Leonard
Name:	Shelley Leonard
Title:	President

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SCHEDULE OF INVESTORS

Investor	Address
Banyan Acquisition Sponsor LLC
BTIG, LLC
I-Bankers Securities, Inc.
Keith Jaffee
Jerry Hyman
Bruce Lubin
Kimberly Gill Rimsza
Otis Carter
George Courtot
Brett Biggs
Matt Jaffee
Peter Cameron
Dale Schwartz
Dan Goldberg
Jack Greenberg
Larry Kadis
Diane Aigotti
Yorgo Koutsogiorgas
Anthony Querciagrossa

Non-Redemption Parties

Investor	Address
Polar Multi-Strategy Master Fund
Highbridge Tactical Credit Master Fund, L.P.
Highbridge Tactical Credit Institutional Fund, Ltd.
TQ Master Fund LP
Walleye Opportunities Master Fund Ltd
Walleye Investments Fund LLC
Crestline Summit Master, SPC - Peak SP
Crestline Summit Master, SPC - Crestline Summit APEX SP
Omega Capital Partners, LP
RLH SPAC Fund LP
Perga Capital Partners, LP
TQ Master Fund LP
Kepos Alpha Master Fund LP
Kepos Special Opportunities Master Fund L.P.
Fir Tree Value Master Fund LP
Fir Tree Capital Opportunity Master Fund III, LP
FX SOF XIII (SPAC) Holdings, LLC
BOSTON PATRIOT MERRIMACK ST, LLC
Radcliffe SPAC Master Fund, L.P.
Sea Otter Trading LLC
AQR Absolute Return Master Account, L.P.
AQR SPAC Opportunities Offshore Fund, L.P.
AQR Funds – AQR Diversified Arbitrage Fund
AQR Global Alternative Investment Offshore Fund, L.P.– SPACs Sleeve
Walleye Investments Fund LLC
Walleye Opportunities Master Fund Ltd
Sea Hawk Multi-Strategy Master Fund Ltd.
Morgan Creek – Exos SPAC+ Fund, LP

2

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Amended and Restated Registration Rights Agreement dated as of December 29, 2023 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Pinstripes Holdings, Inc. (formerly known as Banyan Acquisition Corporation), a Delaware corporation (“Pubco”), and the other persons named as parties therein.

By executing and delivering this Joinder to Pubco, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ________, 20__.

INVESTOR:

[●]

By:
Its:

Address for Notices: [●]

[●]
[●]
[●]

Agreed and Accepted as of _________________

PINSTRIPES HOLDINGS, INC.

By:
Its: